Exhibit 10.50

AMENDMENT NO. 1

(First Lien Credit Agreement)

This Amendment No. 1, dated as of August 10, 2009 (this “Amendment”), to that certain First Lien Credit Agreement, dated as of June 14, 2007 (the “Credit Agreement”), among GOLDEN NUGGET, INC., a Nevada corporation (the “Borrower”), LANDRY’S RESTAURANTS, INC. (the “Parent”) solely with respect to the Parent’s obligation pursuant to Section 6.04 of the Credit Agreement, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, Swing Line Bank and Issuing Bank, BANK OF AMERICA, N.A., as Syndication Agent, WELLS FARGO FOOTHILL, INC., as Documentation Agent and WELLS FARGO SECURITIES, LLC (formerly Wachovia Capital Markets, LLC), as Sole Arranger and Sole Bookrunner, is entered into among the Borrower, Parent, the Administrative Agent and the Lenders party hereto. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Parent solely with respect to its obligations under Section 6.04 of the Credit Agreement, the Administrative Agent, the Lenders and other parties thereto are parties to the Credit Agreement; and

WHEREAS, the Borrower has requested that certain amendments be made to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT.

Effective as of the First Amendment Effective Date (as defined in Section 2 below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions Precedent) hereof, the Credit Agreement is hereby amended as follows:

1.1 The definition of “Consolidated Net Income” and “Consolidated Net Loss” in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the following sentence at the end of such definition:

“Notwithstanding anything contained herein or in any Second Lien Loan Document, Consolidated Net Income shall not include any amounts (cash or non-cash) resulting from the cancellation of indebtedness or similar treatment in connection with any Second Lien Voluntary Purchase (as defined in the Second Lien Credit Agreement).”

SECTION 2. CONDITIONS PRECEDENT

This Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:

2.1 Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

(a) this Amendment, duly executed by the Borrower, on behalf of itself and each other Loan Party, and the Administrative Agent and the Requisite Lenders; and

(b) such additional documentation related to this Amendment as the Administrative Agent may reasonably require.

2.2 Payment of Costs and Expenses. The Administrative Agent shall have received all fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) in connection with this Amendment, the Credit Agreement and each other Loan Document, as required by Section 4.1 hereof.

2.3 Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct.

SECTION 3. REPRESENTATIONS AND WARRANTIES

The Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Administrative Agent and each Lender, with respect to all Loan Parties, and, solely with respect to Section 3.2 as to Parent, Parent represents and warrants to the Administrative Agent, as follows:

3.1 Incorporation of Representations and Warranties from Credit Agreement. After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are correct in all material respects as though made on and as of the date hereof, other than any such representations and warranties that by their express terms, refer to a specific date.

3.2 Corporate Power and Authority. Parent and each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, this Amendment has been duly executed and delivered by Parent and each Loan Party, and this Amendment is the legal, valid and binding obligation of Parent and each Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

3.3 Absence of Default. At the time of and as a result of giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4. MISCELLANEOUS

4.1 Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its costs and expenses in connection with this Amendment (and any other Loan Documents delivered in connection herewith) as provided in Section 2.2 hereof and Section 8.04 of the Credit Agreement.

4.2 Reference to and Effect on the Loan Documents.

(a) As of the Effective Date, each reference in the Credit Agreement and the other Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended and as waived hereby with respect to the certain requirements outlined above, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.

(d) The Borrower and (by its acknowledgement hereof as set forth on the signature pages hereto) each other Loan Party, hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect.

4.3 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agents of an executed counterpart of this Amendment.

4.4 Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

4.5 Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

4.6 Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

4.7 Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

GOLDEN NUGGET, INC.

By:	/s/ Rick H. Liem
Name: Rick H. Liem
Title: VP

LANDRY’S RESTAURANTS, INC.

By:	/s/ Steven L. Scheinthal
Name: Steven L. Scheinthal
Title: EVP & GC

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/s/ Reginald T. Dawson
Name: Reginald T. Dawson
Title: Managing Director

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

Wells Fargo Foothill, Inc., as Lender

By:	/s/ Steve Scott
Name: Steve Scott
Title: VP

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

Natixis, as Lender

By:	/s/ John-Charles van Essche
Name: John-Charles van Essche
Title: Managing Director

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

Z Capital Special Situations Fund Holdings, L.L.C as Lender

By:	/s/ James J. Zenn
	Name:	James J. Zenn
	Title:	President of Z Capital Partners L.L.C. and Managing Member of Z Capital Special Situations Fund Holdings 1, L.L.C.

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

Golub Capital Partners Funding 2007-1 Ltd., as Lender

By:	/s/ David B. Golub
	Name:	David B. Golub
	Title:	Designated Signatory

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

Foothill CLO I, Ltd.

By:	The Foothill Group Inc.,
as attorney-in-fact as Lender

By:	/s/ Michael Bohannon
Name: Michael Bohannon
Title: Managing Member

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

The Foothill Group, Inc., as Lender

By:	/s/ Michael Bohannon
Name: Michael Bohannon
Title: S.V.P.

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

Copper River CLO LTD.

By: Guggenheim Investment Management, LLC, its Collateral Manager

By:	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

1888 FUND LTD.

By: Guggenheim Investment Management, LLC, its Collateral Manager

By:	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

CLC LEVERAGED LOAN TRUST

By: Challenger Life Nominees PTY Limited as Trustee

By: Guggenheim Investment Management, LLC, its Manager

By:	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

Golub Capital Management CLO 2007-1 Ltd., as Lender

By:	/s/ Michael C. Lochrke
Name: Michael C. Lochrke
Title: Designated Signatory

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

Golub Capital Senior Loan Opportunity Fund, Ltd., as Lender

By:	/s/ Michael C. Loehrke
	Name:	Michael C. Loehrke
	Title:	Designated Signatory

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

Grand Central Asset Trust, CAMERON I Series, as Lender

By:	/s/ Adam Jacobs
	Name:	Adam Jacobs
	Title:	Attorney-in-Fact

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

[ ], as Lender

By:
Name:
Title:

Flagship CLO V
By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Assets Management, Inc.) As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Shameem R. Kathiwalla
Name: Shameem R. Kathiwalla
Title: Vice President

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

[ ], as Lender

By:
Name:
Title:

Flagship CLO V I
By:	Deutsche Investment Management Americas, Inc. As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Shameem R. Kathiwalla
Name: Shameem R. Kathiwalla
Title: Vice President

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

[ ], as Lender

By:
Name:
Title:

Flagship CLO III
By:	Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Sub-Adviser

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Shameem R. Kathiwalla
Name: Shameem R. Kathiwalla
Title: Vice President

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

[ ], as Lender

By:
Name:
Title:

Flagship CLO IV
By:	Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Sub-Adviser

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Shameem R. Kathiwalla
Name: Shameem R. Kathiwalla
Title: Vice President

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

Galaxy V CLO, Ltd.,
By: AIG Global Investment Corp.
Its Collateral Manager, as Lender

American International Group, Inc.
By: AIG Global Investment Corp.
Its Investment Adviser, as Lender

SunAmerica Senior Floating Rate Fund, Inc.
By: AIG Global Investment Corp.
Investment Sub-Adviser, as Lender

By:	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

PPM SHADOW CREEK FUNDING LLC, as Lender

By:	/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Assistant Vice President

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

ATLANTIS FUNDING LTD.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

Grand Central Asset Trust, KIL Series, as Lender

By:	/s/ Adam Jacobs
	Name:	Adam Jacobs
	Title:	Attorney-in-Fact

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

SIERRA CLO II, as Lender

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Co-President
Churchill Pacific Asset Management LLC

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

SAN GABRIEL CLO II, as Lender

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Co-President
Churchill Pacific Asset Management LLC

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

SHASTA CLO I, as Lender

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Co-President
Churchill Pacific Asset Management LLC

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

PPM MONARCH BAY FUNDING LLC, as Lender

By:	/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Assistant Vice President

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

Clydesdale CLO 2007, Ltd., as Lender

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

[Illegible], as Lender

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISER

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

BlackRock Floating Rate Income Trust

BlackRock Senior Income Series

BlackRock Senior Income Series II

BlackRock Senior income Series IV

BlackRock Senior Income Series V Limited

Magnetite V CLO, Limited, as Lender

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

The Hartford Mutual Funds, Inc., on behalf of
The Hartford Floating Rate Fund
By Hartford Investment Management, as Lender Company, its Sub-advisor

By:	/s/ Francesco Ossino
Name:	Francesco Ossino
Title:	Senior Vice President

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

As Lenders,

Arkansas Public Employees Retirement System
MacKay Short Duration Alpha Fund
New York Life Insurance Company (Guaranteed Products)
New York Life Insurance Company, GP - Portable Alpha
MacKay Shields Core Plus Alpha Fund Ltd.

By: MacKay Shields LLC, as investment adviser and not individually

By:	/s/ Dan Roberts
Dan Roberts
Title:	Sr. Managing Director

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

MSIM Peconio Bay, Ltd.
By: Morgan Stanley Investment Management Inc. as Collateral Manager, as Lender

By:	/s/ Ryan Kommers
Name:	Ryan Kommers
Title:	Vice President

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

VAN KAMPEN Dynamic Credit Opportunities Fund By: Van Kampen Asset Management, as Lender

By:	/s/ Ryan Kommers
	Name:	Ryan Kommers
	Title:	Vice President

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

Morgan Stanley Prime Income Trust, as Lender

By:	/s/ Ryan Kommers
	Name:	Ryan Kommers
	Title:	Vice President

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

Morgan Stanley Investment Management Croton, Ltd. By: Morgan Stanley Investment Management Inc. as Collateral Manager, as Lender

By:	/s/ Ryan Kommers
	Name:	Ryan Kommers
	Title:	Vice President

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

QUALCOMM Global Trading, Inc. By: Morgan Stanley Investment Management Inc. as Investment Manager, as Lender

By:	/s/ Ryan Kommers
	Name:	Ryan Kommers
	Title:	Vice President

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

Zodiac Fund – Morgan Stanley US Senior Loan Fund By: Morgan Stanley Investment Management Inc. as Investment Manager, as Lender

By:	/s/ Ryan Kommers
	Name:	Ryan Kommers
	Title:	Vice President

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

VAN KAMPEN SENIOR LOAN FUND By: Van Kampen Asset Management, as Lender

By:	/s/ Ryan Kommers
	Name:	Ryan Kommers
	Title:	Vice President

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

VAN KAMPEN SENIOR INCOME TRUST By: Van Kampen Asset Management, as Lender

By:	/s/ Ryan Kommers
	Name:	Ryan Kommers
	Title:	Vice President

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

San Joaquin County Employees’ Retirement Association, as Lender

By:	/s/ Beth Semmel
	Name:	Beth Semmel
	Title:	Portfolio Manager

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

Loyalis Schade NV, as Lender

By:	/s/ Beth Semmel
	Name:	Beth Semmel
	Title:	Portfolio Manager

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

Western Asset Management Company on behalf of

Virginia Retirement System,

Western Asset Floating Rate High Income

Fund, LLC,

Legg Mason Partners Adjustable Rate

Income Fund,

Legg Mason Partners Capital and Income

Fund,

John Hancock Trust Floating Rate Income

Trust,

John Hancock Fund II Floating Rate

Income Fund,

MT. WILSON CLO, LTD. and

MT. WILSON CLO II, LTD., as a Lender

By:	/s/ Chloé M. Page
Name:	Chloé M. Page
Title:	Authorized Signatory

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT

ING Investment Management Co., as Lender

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Assistant Vice President

For the Following Funds:

ING Investment Management CLO I, LTD.

ING Investment Management CLO II, LTD.

ING Investment Management CLO III, LTD.

ING Investment Management CLO IV, LTD.

ING Investment Management CLO V, LTD

ING International II Senior Bank Loans Euro

ING International (II) Senior Bank Loans USD

ING Prime Rate Trust

ING Senior Income Fund

AMENDMENT NUMBER ONE TO FIRST LIEN CREDIT AGREEMENT